Major Categories of Interest and Similar Income, Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Interest and Other Income [Line Items]
Fixed-maturity securities	$ 29,131	$ 29,904	$ 31,075
Short-term securities	7	13	33
Policy loans	17	21	27
Other	15	33	20
Total	29,170	29,971	31,155
Less: Investment expenses	320	307	305
Total interest and similar income, net	$ 28,850	$ 29,664	$ 30,850